Media Contact:
Ann Collier, Senior Vice President, Corporate Communications
Phone: (540) 368-5970
acollier@cfsloans.com

Investor Contact:
Gary Tiedemann, Vice President, Investor Relations
Phone: (540) 735-1235
gtiedemann@cfsloans.com

C O R R E C T I O N — Collegiate Funding Services, Inc./

In the news release, Collegiate Funding Services Sets Date for Special Stockholders Meeting to Approve Acquisition by JPMorgan Chase Bank, N.A., issued Monday, Jan. 30, by Collegiate Funding Services, Inc. over PR Newswire, we are advised by the company that the first paragraph, first sentence should read “Wingate Inn, 20 Sanford Drive” rather than “20 Stafford Drive” as originally issued inadvertently. Complete, corrected release follows:

Collegiate Funding Services Sets Date for Special Stockholders Meeting to Approve Acquisition by
JPMorgan Chase Bank, N.A.

FREDERICKSBURG, Va., January 30, 2006 - Collegiate Funding Services, Inc. (NASDAQ:CFSI) today announced that it will hold a Special Meeting of Stockholders at 10:00 a.m. EST on Tuesday, February 28, 2006 at Wingate Inn, 20 Sanford Drive, Fredericksburg, Va. 22406, to vote to adopt the company’s previously announced merger agreement with JPMorgan Chase Bank, N.A., a subsidiary of JPMorgan Chase & Co. (NYSE: JPM).

The merger agreement provides that the transaction will close within two business days of the satisfaction of all closing conditions, including stockholder approval.

Collegiate Funding Services’ stockholders of record as of the close of business on January 20, 2006 are entitled to vote at the special meeting. The definitive proxy statement will be mailed to Collegiate Funding Services’ stockholders starting on or about January 30, 2006. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, COLLEGIATE FUNDING SERVICES’ STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT COMPLETELY AS IT CONTAINS IMPORTANT INFORMATION REGARDING THE PROPOSED TRANSACTION.

The definitive proxy statement will be available at the Securities and Exchange Commission’s website, www.sec.gov, and stockholders also will be able to obtain additional copies of the definitive proxy statement by directing their requests to Collegiate Funding Services, Inc., 10304 Spotsylvania Avenue, Fredericksburg, Va. 22408, Attention: Investor Relations.

Collegiate Funding Services and its directors and officers may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transaction. Information concerning the interests of Collegiate Funding Services’ participants in the solicitation is set forth in Collegiate Funding Services’ proxy statements and Annual Reports on Form 10-K, previously filed

-more-

Collegiate Funding Services

with the Securities and Exchange Commission, and in the definitive proxy statement relating to the acquisition.

About Collegiate Funding Services

Collegiate Funding Services is a leading education finance company dedicated to providing students and their families with the practical advice and loan solutions they need to help manage and pay for the cost of higher education. Collegiate Funding Services also offers a comprehensive portfolio of education loan products and services — including loan origination, loan servicing and campus-based scholarship and affinity marketing tools — to the higher education community. As of September 30, 2005, Collegiate Funding Services had facilitated the origination of more than $21 billion in education loans and was servicing $12 billion in student loans for more than 476,000 borrowers. For additional information, visit http://www.cfsloans.com or call 1-888-423-7562.

Forward-Looking Statements

This news release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These “forward-looking statements” may include, but are not limited to, information contained herein relating to the proposed merger and the contingencies and uncertainties of Collegiate Funding Services and to which Collegiate Funding Services may be subject, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions. Such statements are made based upon management’s current expectations and beliefs concerning future events and their potential effects on the company.

Among the key factors that may have a direct bearing on the company’s operating results, performance or financial condition are the failure to obtain shareholder or regulatory approval for the merger; adverse regulatory conditions imposed in connection with governmental approvals of the merger; changes in terms, regulations and laws affecting student loans and the educational credit marketplace; and changes in general economic conditions. Important factors that could cause the company’s actual results to differ materially from the forward-looking statements the company makes in this release are set forth in the company’s filings with the Securities and Exchange Commission, including in the section entitled “Risk Factors” in the company’s Quarterly Report on Form 10-Q for the Quarter Ended September 30, 2005. The company undertakes no obligation to update or revise forward-looking statements which may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events unless the company has an obligation to do so under the federal securities laws.

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